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                     AMENDED AND RESTATED SECURITY AGREEMENT


     This AMENDED AND RESTATED SECURITY AGREEMENT (this "Agreement") is made as of March 31, 1995, by ATLAS HOTELS, INC., a Delaware corporation (the "Debtor"), for the benefit of PRICE ENTERPRISES, INC., a Delaware corporation (the "Secured Party") with reference to the facts set forth below.


                                    RECITALS

     The Debtor is indebted to the Secured Party pursuant to that certain Amended and Restated Promissory Note Secured by Deed of Trust, in the original principal amount of Forty-Five Million One Hundred Thousand Dollars ($45,100,000.00) of even date herewith, executed by the Debtor in favor of the Secured Party (as amended, renewed or extended from time to time, the "Note"), and pursuant to certain other documents executed in connection with the Debtor's execution and delivery of the Note (as amended or supplemented from time to time, the "Loan Documents"), including, but not limited to, that certain Loan Agreement by and between Secured Party and Debtor dated concurrently herewith.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor hereby agrees as follows for the benefit of the Secured Party and its successors and assigns:

     1. GRANT OF SECURITY. To the full extent permitted under applicable law, the Debtor hereby assigns to the Secured Party, and grants to the Secured Party a security interest in, all the Debtor's right, title and interest in, to, and under the property described in the PARAGRAPHS below, now owned or hereafter acquired and arising from, relating to or used in connection with the real property described in EXHIBIT "A" attached hereto and incorporated herein, and in all proceeds and products thereof (and proceeds and products of proceeds and products), in whatever form (including proceeds consisting of property of any type described below, whether or not such type of property is marked as property initially subject hereto) and whether such proceeds arise before or after the commencement of any case under the United States Bankruptcy Code, 11 U.S.C. sections 101 et seq. (or any successor statute), by or against the Debtor, including, without limitation, all payments under insurance whether or not the Secured Party is the loss payee thereof, all proceeds of any governmental taking, and any indemnity, warranty, letter of credit (including the right to draw on such letter of credit), or guaranty payable by reason of any default under, loss of, or damage to or otherwise with respect to any of the other Collateral (as defined below):

          (a) All "Accounts", including, without limitation, all accounts, contract rights, accounts receivable, book debts, and

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other forms of obligations (to the extent not constituting obligations evidenced by Chattel Paper, Documents or Instruments), now owned or hereafter received or acquired by or belonging or owing to the Debtor, whether arising out of goods sold or services rendered by the Debtor or from any other transaction, and all of the Debtor's rights in, to, and under all purchase orders or receipts now owned or hereafter acquired by the Debtor for goods or services, and all of the Debtor's rights to any goods represented by any of the foregoing (including, without limitation, unpaid seller's rights of rescission, replevin, reclamation, and stoppage in transit and rights to returned, reclaimed, or repossessed goods), and all monies due or to become due to the Debtor under all purchase orders and contracts for the sale of goods or the performance of services, or both, by the Debtor (whether or not yet earned by performance on the part of the Debtor or in connection with any other transaction), now in existence or hereafter occurring, including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any person or entity with respect to any of the foregoing, whether or not any of the foregoing is included within the definition of "accounts" in the California Uniform Commercial Code.

          (b) All "Chattel Paper" now owned or hereafter acquired by the Debtor.

          (c)  All "Documents" now owned or hereafter acquired by the Debtor.

          (d) All "Equipment" now or hereafter owned or acquired by the Debtor, including, without limitation, all machinery, equipment, furnishings, vehicles, and computers and other electronic data-processing and other office equipment, and any and all additions to, substitutions for, and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment, and accessories installed thereon or affixed thereto.

          (e) All "Fixtures" now or hereafter owned or acquired by the Debtor, including, without limitation (regardless of where located), all of the fixtures, systems, machinery, apparatus, equipment, and fittings of every kind and nature whatsoever and all appurtenances and additions thereto and substitutions therefor or replacements thereof, now or hereafter attached or affixed to or constituting a part of, or located in or upon, real property (including, without limitation, the real property, if any, described on EXHIBIT "A" hereto), together with all right, title, and interest of the Debtor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, any of the foregoing property and all conversions of the security constituted thereby immediately

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upon any acquisition or release thereof or any such conversion, as the case may
be.

          (f) All "General Intangibles" now owned or hereafter acquired by the Debtor, including, without limitation, all right, title, and interest that the Debtor may now or hereafter have in or under any contract, customer lists, trademarks, service marks, patents, rights in intellectual property, interests in partnerships, joint ventures, and other business associations, licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, databases, data, skill, expertise, recipes, experience, processes, models, drawings, materials and records, goodwill (including, without limitation, the goodwill associated with any trademark, service mark, trademark, or service mark registration or trademark or service mark licensed under any trademark or service mark license), claims in or under insurance policies (including, without limitation, any unearned premiums), uncertificated securities, deposit accounts, rights to receive tax refunds and other payments (whether payment in money or payment in kind), repayment rights, and security interests (and other rights) of the Debtor relating to advances made, expenses incurred, and services rendered by the Debtor to or for the benefit of third parties (including, without limitation, all rights with respect to any statutory or common law lien or trust), and rights of indemnification.

          (g) All "Instruments" now owned or hereafter acquired by the Debtor, including, without limitation, all notes, certificated securities, and other evidences of indebtedness, to the extent not constituting Chattel Paper.

          (h) All "Inventory" now owned or hereafter acquired by the Debtor, including, without limitation, all inventory, merchandise, goods, and other personal property held by or on behalf of the Debtor for sale or lease or furnished or to be furnished under a contract of service or that constitute raw materials, work in process, or materials used or consumed or to be used or consumed in the Debtor's business or the processing, packing, packaging, labelling, promotion, delivery, or shipping of the same, and all finished goods.

          (i) All "Leases" now or hereafter acquired or entered into by the Debtor, including, without limitation, all leases, licenses, occupancy agreements, management agreements, concessions, or other agreements or arrangements, whether written or oral, affecting all or any portion of the use, enjoyment or occupancy of the real property described on EXHIBIT "A" attached heretofore or hereafter entered into (the "Leases") and all income, rents, issues, profits, revenues (including all oil and gas or other mineral royalties and bonuses), deposits and other benefits,

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including, without limitation, all revenues and credit card receipts collected from guest rooms, restaurants, bars, meeting rooms, banquet rooms, convention facilities and recreational facilities, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of property or rendering of services by Debtor or any operator or manager of the hotel, convention facilities or the commercial space located in the real property described on EXHIBIT "A" or acquired from others including, without limiting the generality of the foregoing, from the rental of any office space, retail space, convention facilities, guest rooms or other space, halls, stores, and offices, and deposits securing reservations of such space, exhibit or sales space of every kind, license, lease, sublease and concession fees and rentals, health club membership fees, food and beverage wholesale and retail sales, service charges, vending machine sales and proceeds, if any, from business interruption or other loss of income insurance (collectively, the "Rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rent to the payment of the indebtedness secured hereby;

          (j) All "Capital Stock" and "Securities" whether now owned or hereafter acquired by the Debtor, and all earnings, dividends and proceeds thereon or therefrom;

          (k) All other goods and personal property of the Debtor, whether tangible or intangible and whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, the Debtor and wherever located, including, without limitation (to the extent not described above), all farm products, deposit accounts, cash, and any beneficial interest of the Debtor under any trust.

          (l) The "Palmilla Pledged Documents" including (i) that certain Redemption Agreement dated March 15, 1991 among Palmilla Partners by and among Palmilla Partners ("Palmilla"), Donald M. Koll ("Koll"), C. Terry Brown ("Brown") and Debtor; (ii) that certain Promissory Note in the face amount of Ten Million Dollars ($10,000,000) dated March 15, 1991 executed by Palmilla in favor of Brown; (iii) that certain Assignment of Pre-paid Interest Lots dated March 15, 1991 by and between Palmilla and Brown excluding lots 24, 25 and 27 as described therein; (iv) that certain Assignment of Sale Lots dated March 15, 1991 between Palmilla and Brown; and (v) that certain Guaranty dated March 15, 1991 between Palmilla San Jose Inmobiliaria, S.A. de C.V. and Brown, together with all other property, including, without limitation, equipment, buildings, licenses, permits, leases, privileges, goods, inventory, fixtures, accounts, accounts receivable, deposit accounts, money, sales and escrow agreements, instruments, documents, chattel paper and general intangibles relating to or arising from the Palmilla Pledged Documents or in which Debtor has been or is at any time

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granted an interest as security for the performance of the obligations of any party under the Palmilla Pledged Documents; all deposit or other accounts into which amounts relating to any of the foregoing interests may be deposited; any and all causes of action or other claims arising out or relating to any of the foregoing, and all proceeds and products of any of the foregoing, now existing or hereafter arising or acquired.

     All of the property described above together with the proceeds, products, offspring, rents and profits thereof (and the proceeds, products, offspring, rents and profits of proceeds, products, offspring, rents and profits), including, without limitation, those from the sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the foregoing, is herein collectively called the "Collateral". Notwithstanding anything else contained in this SECTION 1, the "Collateral" shall exclude all hazardous or toxic (i.e., deleterious to either the environment or to health) wastes.

     2. SECURITY FOR PAYMENT AND PERFORMANCE OF OBLIGATIONS. This Agreement and security interests granted hereunder secure the faithful performance and payment of all obligations of the Debtor to the Secured Party under the Note, this Agreement, and each other Loan Document, and all extensions, modifications, substitutions, replacements, and renewals of any thereof (collectively, the "Secured Obligations").

     3. LIABILITY UNDER OTHER AGREEMENTS. Anything herein to the contrary notwithstanding, (a) the Debtor shall remain liable under all agreements constituting Collateral, if any, to which the Debtor is a party, to the extent set forth therein, to perform all of the Debtor duties and obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by the Secured Party of any of the Secured Party's rights hereunder shall not release the Debtor from any of the Debtor's duties or obligations under such agreements; and (c) the Secured Party shall not have any obligations or liability under such agreements by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     4. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Debtor represents, warrants, and covenants to the Secured Party as follows:

          (a) The principal place of business and chief executive office of the Debtor are located at the address for notice to the Debtor set forth on the signature page hereto. The Debtor has not, within the last five years, used any other name or merged with any other entity, except as disclosed to the Secured Party in writing.

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          (b)  Except as disclosed by Debtor in writing to Secured Party, the
Debtor owns the Collateral free and clear of any lien or other adverse claim except for the security interest created by this Agreement. The Debtor has paid, or will cause to be paid when due, all invoice prices, transportation and delivery costs, taxes, and any acquisition or other fees relating to the Collateral. The Debtor has all necessary authority to encumber and grant a security interest in the Collateral.

          (c) This Agreement creates a valid security interest of the Secured Party in the Collateral securing the Secured Obligations, and upon the filing of the financing statements delivered in connection with the execution and delivery of this Agreement and the taking of possession by the Secured Party of such instruments as the Secured Party may require, all filings and other actions necessary to perfect and protect such security interest will have been duly taken. No effective financing statement under the Uniform Commercial Code, or other instrument similar in effect, covering all or part of the Collateral, is on file in any recording office except such as may be filed from time to time in favor of the Secured Party.

          (d) No consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body, or other person or entity is required either (i) for the grant by the Debtor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Debtor or (ii) for the perfection or exercise by the Secured Party of the Secured Party's rights and remedies hereunder, other than the filings referred to in the foregoing SECTION 4(c) and any necessary continuations thereof. This Agreement is the legal, valid and binding obligation of the Debtor, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors' rights generally.

          (e) The Debtor shall, at its own expense, maintain insurance with respect to the Collateral in such amounts, against such risks, in such form, and with such insurers, as shall be satisfactory to the Secured Party from time to time. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Secured Party and the Debtor as their respective interests may appear, and each policy for property damage insurance shall provide for all losses to be paid directly to the Secured Party. Each such policy shall in addition (i) name the Debtor and the Secured Party as insured parties thereunder (without any representation or warranty by or obligation upon the Secured Party) as their interests may appear; (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Secured Party notwithstanding any action, inaction, or breach of representation or warranty by the Debtor; (iii) provide that there shall be no recourse against the Secured Party for payment of

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

premiums or other amounts with respect thereto; and (iv) provide that at least ten (10) days' prior written notice of cancellation or of lapse shall be given to the Secured Party by the insurer. The Debtor shall, if so requested by the Secured Party, deliver to the Secured Party original or duplicate policies of such insurance and, as often as the Secured Party may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, the Debtor shall, at the request of the Secured Party, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of SECTION 5(a) and cause the insurers to acknowledge notice of such assignment. Reimbursement under any liability insurance maintained by the Debtor pursuant to this SECTION 4(e) may be paid directly to the person or entity who shall have incurred liability covered by such insurance. In the case of any loss involving damage to Collateral when no Event of Default or Potential Default (as hereinafter defined) shall have occurred and be continuing, the Debtor shall make or cause to be made the necessary repairs to or replacements of such Collateral, and any proceeds of insurance maintained by the Debtor pursuant to this SECTION 4(e) shall be paid to the Debtor as reimbursement for the costs of such repairs or replacements.

     5.   DOCUMENTATION.

          (a) The Debtor shall from time to time, at the expense of the Debtor, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may request, in order to perfect with the priority required hereby and otherwise protect the security interest granted or purported to be granted hereby, or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Debtor shall (i) if requested by the Secured Party, duly note the security interest of the Secured Party on each certificate of title covering any of the Collateral and on any registration without certification of title covering any of the Collateral (in each such case, if permitted under applicable law) and upon each item of Chattel Paper; (ii) contemporaneously with the issuance in the name of the Debtor, or any other transfer to the Debtor, of any capital stock or other security of any entity constituting Collateral hereunder, execute and deliver to the Secured Party, together with the certificates representing such capital stock or other security, (A) upon the first such occasion a Stock Pledge Agreement in form and substance reasonably acceptable to the Secured Party, and (B) thereafter, a supplement thereto in the form attached as an exhibit to such Stock Pledge Agreement, together, in each instance, with stock powers (or other document of assignment) relating to such capital stock or other security, duly endorsed by the Debtor in blank (provided, however, that neither the Debtor's failure to execute and deliver any such Stock Pledge Agreement or supplement, nor the Secured Party's neglect to require such execution and delivery, shall

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impair the security interest created therein by this Agreement, and, in the absence of such other agreement or supplement, such securities will be held in pledge subject to the provisions hereof); (iii) upon receipt by the Debtor of any promissory note or other Instrument (and if requested by the Secured Party, any item of Chattel Paper), deliver such Instrument or Chattel Paper to the Secured Party, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably acceptable to Secured Party; (iv) if requested by the Secured Party, deliver to Secured Party a list setting forth all buyers, commission merchants, and the selling agents to or through whom the Debtor shall sell or deliver any crops or other farm products; shall thereafter (without further request) advise the Secured Party in writing of any additions or changes thereto; and shall not sell or deliver any crops or other farm products to anyone not on the current list delivered by the Debtor to the Secured Party; and (v) execute and file such financing or continuation statements (or amendments thereto) and such other instruments or notices, and make such recordings, as may be necessary or desirable, or as the Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby. Without limiting the Secured Party's rights otherwise provided in this Section, the Debtor agrees that, in the discretion of the Secured Party, this Agreement may be filed as a financing statement, and that a xerographic, photostatic, or carbon copy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (b) To the best of its ability, the Debtor shall furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral (including, without limitation, the location and condition thereof) and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

     6.   ADDITIONAL COVENANTS WITH RESPECT TO THE COLLATERAL.
The Debtor shall:

          (a) Cause the Collateral to be kept in jurisdictions where all action required by SECTION 5 has been taken with respect to the Collateral. Without limiting the generality of the foregoing, the Debtor agrees that no material item of tangible Collateral, other than vehicles or Inventory in transit in the ordinary course of business, shall be moved or removed from the place it is currently located without the prior written consent of the Secured Party.

          (b) Cause the Collateral to be maintained and preserved in the same condition, repair and working order as exists on the date of this Agreement, ordinary wear and tear excepted, and in

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accordance with all material recommendations of any manufacturer's manual, and shall forthwith (or in the case of any loss or damage to any of the Collateral, as quickly as practicable after the occurrence thereof) make or cause to be made all repairs, replacements, and other improvements in connection therewith that are commercially reasonable. The Debtor shall promptly furnish to the Secured Party a statement respecting any material loss or damage to any of the Collateral and shall notify the Secured Party of any decision not to make or cause to be made any repair, replacement, or improvement related thereto.

          (c) Pay promptly when due all property and other taxes, fees, assessments, and governmental charges or levies imposed upon or in respect of the Collateral or this Agreement and all claims (including claims for labor, materials and supplies) against the Collateral.

          (d) Perform in a timely manner all obligations of the Debtor under any agreement relating to any of the Collateral the failure to perform which would materially adversely affect the rights of the Debtor thereunder.

     7.   MAINTENANCE OF BUSINESS.

          (a) The Debtor shall keep the Debtor's principal place of business and chief executive office and the office where the Debtor keeps its records and files at the location specified in SECTION 4(a) above or, upon 30 days' prior written notice to the Secured Party, at another location in a jurisdiction where all action required by SECTION 5 shall have been taken with respect to the Collateral. The Debtor shall hold and preserve such records and files and upon reasonable notice shall permit representatives of the Secured Party at any time during normal business hours to inspect and make abstracts from such records and files.

          (b) Except as otherwise provided in this SECTION 7(b) or any other Loan Document, the Debtor shall have the right to continue to collect, at its own expense, all amounts due or to become due to the Debtor. In connection with such collections, the Debtor may take, and, following the occurrence and during the continuation of an "event of default", as defined in SECTION 12 below ("Event of Default"), or of an event that, with the giving of notice or the lapse of time, or both, would constitute such an event of default ("Potential Default"), at the Secured Party's direction shall take, such action as the Debtor or the Secured Party may deem necessary or advisable to enforce collection. If any Event of Default shall have occurred and be continuing, the Secured Party shall have the right, with respect to agreements constituting Collateral, without written notice to the Debtor of its intention to do so, (i) to direct the obligor(s) or the account debtor(s) under such agreements to make payment of all amounts due or to become due thereunder directly to the Secured Party or to a

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post office lock box under the Secured Party's sole control, and/or (ii) to require that all amounts received by the Debtor in respect of such agreements be received in trust for the benefit of the Secured Party and be segregated from other funds of the Debtor. Any amounts so segregated shall, at the Secured Party's request, be forthwith paid over to the Secured Party to be held as Collateral and either (A) released to the Debtor after payment in full of all Secured Obligations, or (B) if any such Event of Default shall have occurred and be continuing, applied as provided in SECTION 12. If the Secured Party notifies the Debtor of the Secured Party's intention to direct such obligor(s) or account debtor(s) to make payments directly to the Secured Party and/or to a post office lock box and/or to require the Debtor to segregate and hold such payments in trust, the Debtor shall enter into written agreements satisfactory to the Secured Party to implement such intention.

     8. TRANSFER AND OTHER LIENS. The Debtor shall not, except as expressly permitted by this Agreement or another Loan Document:

          (a) sell, assign (by operation of law or otherwise), lease, charter, or otherwise dispose of any of the Collateral, other than Inventory in the ordinary course of business, without the prior written consent of the Secured Party; or

          (b) create or suffer to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Collateral other than the security interest created hereby.

     9. ATTORNEY-IN-FACT. to the extent allowed by law, the Debtor hereby irrevocably appoints the Secured Party, acting singly, as the Debtor's attorney-in-fact, with full authority in the place and stead of the Debtor and in the name of the Debtor, the Secured Party, or otherwise, from time to time in the Secured Party's discretion, if an Event of Default shall have occurred and be continuing, to take any action and to execute any instrument that the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Debtor under SECTION 7), including, without limitation:

          (a) to obtain and adjust insurance required to be maintained pursuant to the Loan Documents in respect of any of the Collateral;

          (b) to ask, demand, collect, sue for, recover, compound, receive, settle, compromise, extend, modify, and give acquittance and receipts for, money due and to become due under or in respect of any of the Collateral;

          (c) to receive, endorse, sign, and collect, in the name of Debtor or Secured Party, any drafts or other instruments and documents in connection with clauses (a) and (b) above;

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

          (d) to enter any premises where any Collateral may be located for the purpose of securing, protecting, inventorying, storing, preserving, disposing, receiving or similar actions with respect to the Collateral;

          (e) to file claims or take any action or institute any proceedings that the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral; and

          (f) to file one or more financing or continuation statements, and amendments thereof, relative to all or any part of the Collateral without the signature of the Debtor where permitted by law.

     10. SECURED PARTY MAY PERFORM. If the Debtor fails to perform any agreement contained herein, in the Note, or in any other Loan Document, then the Secured Party may perform, or cause the performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Debtor under SECTION 13(b) below.

     11. SECURED PARTY'S DUTIES. The powers conferred on the Secured Party hereunder are solely to protect the interests of the Secured Party in the Collateral, and shall not impose any duty upon the Secured Party to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     12.  REMEDIES.

          (a) The occurrence of any of the following events, for any reason, whether voluntary or involuntary, pursuant to the order of any court or other governmental authority, or otherwise, shall constitute an "Event of Default" hereunder:

                 (i) any default in the payment when due of any Secured Obligation;

                (ii) any other breach of or default under the Note, this Agreement, or any other Loan Document; or

               (iii) the Debtor shall become the subject of any proceeding under the United States Bankruptcy Code or any successor statute, or shall make an assignment for the benefit of its creditors, or shall generally fail to pay its debts when due, or a receiver, trustee, or other custodian shall be appointed for all or a material portion of the Debtor's property.

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

          (b)  If any Event of Default shall have occurred and be continuing:

                 (i) In lieu of or in addition to exercising any other power hereby granted or otherwise available to the Secured Party, the Secured Party (without notice, demand, or declaration of default, which are hereby waived by the Debtor) may declare all unpaid Secured Obligations immediately due and payable, whereupon they shall become due and payable, and (whether or not the Secured Obligations are so accelerated) may proceed by an action or actions in equity or at law for the seizure and sale of the Collateral or any part thereof, for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, for the foreclosure or sale of the Collateral or any part thereof under the judgment or decree of any court of competent jurisdiction, for the appointment of a receiver pending any foreclosure hereunder or the sale of the Collateral or any part thereof, or for the enforcement of any other appropriate equitable or legal remedy; and upon the commencement of judicial proceedings by the Secured Party to enforce any right under this Agreement, the Secured Party shall be entitled as a matter of right against the Debtor to such appointment of a receiver, without regard to the adequacy of the security by virtue of this Agreement or any other collateral or to the solvency of the Debtor.

                (ii) In addition to other rights and remedies provided for herein or otherwise available to the Secured Party, the Secured Party may exercise in respect of the Collateral all the rights and remedies of a secured party on default under the California Uniform Commercial Code, whether or not the California Uniform Commercial Code applies to the affected Collateral, and also may (A) require the Debtor to, and the Debtor hereby agrees that, at its expense and upon request of the Secured Party, it forthwith shall, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at such places reasonably convenient to all parties as the Secured Party may designate, and (B) without notice except as specified below, sell the Collateral or any part thereof in one or more sales at public or private sales, at any of the Secured Party's offices or elsewhere, for cash, on credit, or for future delivery and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable. The Debtor agrees that, to the extent notice of sale shall be required by law, at least 5 days' notice to the Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral, regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by public announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Secured Party shall have the right to become the purchaser at

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

any public sale made pursuant to the provisions of this SECTION 12 and shall have the right to credit against the amount of the bid made therefor the amount payable to the Secured Party out of the net proceeds of such sale.

               (iii) All cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral, shall be applied at Secured Party's election as follows:

                       (A) First, to the payment of all costs and expenses incident to the enforcement of this Agreement, including, but not limited to, reasonable fees and expenses of the agents, contractors, and attorneys of the Secured Party incurred in connection with such sale, collection, or realization;

                       (B) Second, to the payment of all other Secured Obligations, in such order as the Secured Party may elect; and

                       (C) Third, the remainder, if any, to the Debtor or to whomever may be lawfully entitled to receive such remainder;

provided, however, that the Debtor shall remain liable to the Secured Party for any deficiency in the Secured Obligations remaining unpaid after the application of such proceeds as provided in this SECTION 12(b)(iii), and provided further that, to the extent not prohibited by applicable law, nothing herein contained shall in any way limit or restrict the Secured Party's rights to proceed directly against the Debtor without first causing the Secured Party to exhaust, or in any manner to exercise its rights in respect of, the Collateral.

                (iv) Any sale of the Collateral or any part thereof pursuant to the provisions of this SECTION 12 shall operate to divest all right, title, interest, claim and demand of the Debtor in and to the property sold and shall be a perpetual bar against the Debtor. Nevertheless, if requested by the Secured Party so to do, the Debtor shall join in the execution, acknowledgment, and delivery of all proper conveyances, assignments, and transfers of the property sold. It shall not be necessary for the Secured Party to have physically present or constructively in the Secured Party's possession any of the Collateral at any such sale, and the Debtor shall deliver all of the Collateral to the purchaser at such sale on the date of sale and, if it should be impossible or impracticable then to take actual delivery of the Collateral, the title and right of possession to the Collateral shall pass to the purchaser at such sale as completely as if the same had been actually present and delivered. The Debtor agrees that if the Debtor

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

retains possession of the property or any part thereof subsequent to such sale, the Debtor shall be considered a tenant at sufferance of the purchaser and shall, if the Debtor remains in possession after demand to remove, be guilty of forceful detainer and be subject to eviction and removal, forcible or otherwise, with or without process of law, and all damages by reason thereof are hereby expressly waived by the Debtor.

                 (v) The Secured Party may use, assemble, complete, produce, grow, raise, develop, harvest, process, market, or operate the Collateral to the extent that the Secured Party deems appropriate for the purpose of caring for, preserving, or disposing of the Collateral or for any other purpose that the Secured Party deems appropriate, and, in connection with any of the foregoing and/or any disposition of the Collateral, may use, sell, or dispose of any brand, water right, timber permit, grazing privilege, license, permit, franchise, trademark, tradename, trade style, copyright, patent right, or technical process or information of the Debtor relating thereto.

                (vi) Subject to any requirements of applicable law, the Debtor agrees that neither the Debtor nor any of the Debtor's affiliates under its control shall at any time have or assert any right under any law pertaining to the marshalling of assets, the sale of property in the inverse order of alienation, the administration of estates of decedents, appraisement, valuation, stay, extension or redemption now or hereafter in force in order to prevent or hinder the rights of the Secured Party or any purchaser of the Collateral or any part thereof under this Agreement, and the Debtor, to the extent permitted by applicable law, hereby waives the benefit of all such laws.

               (vii) Upon any sale made under the powers of sale herein granted and conferred, the receipt of the Secured Party shall be sufficient discharge to the purchaser or purchasers at any sale for the purchase money, and such purchaser or purchasers, and the heirs, devisees, personal representatives, successors, and assigns thereof shall not, after paying such purchase money and receiving such receipt of the Secured Party, be obliged to see to the application thereof or be in anywise answerable for any loss, misapplication, or nonapplication thereof.

     13.  INDEMNITY AND EXPENSES.

          (a) The Debtor agrees to indemnify the Secured Party from and against any and all claims, losses, and liabilities growing out of, or resulting from, this Agreement (including, without limitation, enforcement of this Agreement).

          (b) The Debtor shall upon demand pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and disbursements of counsel and/or any experts and

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

agents, that the Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the inspection, custody, preservation, use, or operation of, the sale of, the collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder or under any judgment awarded to the Secured Party in respect of its rights hereunder (which obligation shall be severable from the remainder of this Agreement and shall survive the entry of any such judgment), or (iv) the failure by the Debtor to perform or observe any of the provisions hereof or the failure of any representation or warranty of the Debtor made in or pursuant to any Loan Document to be true and correct in all respects. The foregoing shall include any and all expenses and fees incurred by the Secured Party in connection with a bankruptcy, reorganization, receivership, or similar debtor-relief proceeding by or affecting the Debtor or any of the Collateral.

     14.  MISCELLANEOUS.

          (a) NOTICES. All notices, demands and other communications required or permitted hereunder shall be in writing, addressed to the parties at the following addresses:

     Debtor:           Atlas Hotels, Inc.
                       500 Hotel Circle North
                       San Diego, CA  92108
                       Attn:  Mr. C. Terry Brown

     With a copy to:   Weiss, Scolney, Spees, Danker & Shinderman
                       10100 Santa Monica Boulevard, Suite 1095
                       Los Angeles, CA  90067
                       Attn:  Ashleigh A. Danker, Esq.

     Lender:           Price Enterprises, Inc.
                       4649 Morena Boulevard
                       San Diego, CA  92117
                       Attn:  Mr. Daniel T. Carter

     With a copy to:   Luce, Forward, Hamilton & Scripps
                       600 West Broadway, Suite 2600
                       San Diego, CA  92101
                       Attn:  Marjorie J. Floyd, Esq.

or to such other address as may be designated from time to time by notice to the other parties in the manner set forth herein. All such communications shall be deemed effective (a) upon actual delivery if delivered by personal delivery or certified postage prepaid mail, (b) three business days following deposit, first class postage prepaid, with the United States Mail, or (c) on the next business day after timely and proper deposit with an overnight air courier with request for next business day delivery.

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

          (b) CONTINUING SECURITY INTEREST, ETC. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until payment in full of the Secured Obligations and performance of all other obligations secured hereby; (ii) be binding upon the Debtor and the Debtor's heirs, executors, personal representatives, successors, and assigns (provided, however, that the Debtor shall not have the right to assign the Debtor's rights or obligations hereunder or any interest herein without the prior written consent of the Secured Party); and (iii) inure to the benefit of, and be enforceable by, the Secured Party and the Secured Party's successors and assigns.

          (c) SEVERABILITY. If any provision of this Agreement shall be deemed or held to be invalid or unenforceable for any reason, it shall be adjusted, if possible, rather than voided, so as to achieve the intent of the parties to the fullest extent possible. In any event, such provision shall be severable from, and shall not be construed to have any effect on, the remaining provisions of this Agreement, which shall continue to be in full force and effect.

          (d) MULTIPLE OBLIGORS. If "Debtor" refers to more than one person or entity, then (i) the obligations of each such person or entity shall be joint and several; (ii) all references to the "Debtor" herein shall, unless the context otherwise requires, refer to all such parties jointly and severally; and
(iii) each such person or entity hereby waives any and all defenses based upon suretyship or guaranty or impairment of collateral. If the Debtor is a partnership, the partnership and all general partners therein shall be jointly and severally liable hereunder.

          (e) RIGHTS CUMULATIVE: NO WAIVER. The Secured Party's options, powers, rights, privileges, and immunities specified herein or arising hereunder are in addition to, and not exclusive of, those otherwise created or existing now or at any time, whether by contract, by statute, or by rule of law. The Secured Party shall not, by any act, delay, omission, or otherwise, be deemed to have modified, discharged, or waived any of the Secured Party's options, powers, or rights in respect of this Agreement, and no modification, discharge, or waiver of any such option, power, or right shall be valid unless set forth in writing signed by the Secured Party or the Secured Party's authorized agent, and then only to the extent therein set forth. A waiver by the Secured Party of any right or remedy hereunder on any one occasion shall be effective only in the specific instance and for the specific purpose for which given, and shall not be construed as a bar to any right or remedy that the Secured Party would otherwise have on any other occasion.

          (f) GOVERNING LAW; TERMS. This Agreement shall be governed by and construed in accordance with the laws of the State of California applied to contracts between residents thereof, to be

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

wholly performed within the State of California, except to the extent that the validity or perfection of the security interest hereunder, or remedies or other provisions hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of California, including federal law. Unless otherwise defined herein, terms used in Division 9 of the California Uniform Commercial Code are used herein as therein defined.

          (g) RELEASES. No release from the lien of this Agreement of any part of the Collateral by the Secured Party shall in anywise alter, vary, or diminish the force, effect, or lien of this Agreement on the balance of the Collateral.

          (h) SUBROGATION. This Agreement is made with full substitution and subrogation of the Secured Party in and to all covenants and warranties by others heretofore given or made in respect of the Collateral or any part thereof.

          (i) NATURE OF AGREEMENT. This Agreement will be deemed to be and may be enforced from time to time as an assignment, chattel mortgage, contract, financing statement, or security agreement, and from time to time as any one or more thereof as is appropriate under applicable state law.

          (j) COUNTERPARTS. This Agreement may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Agreement.

          (k) HEADINGS. The section headings used in this Agreement are intended principally for convenience and shall not by themselves determine the rights and obligations of the parties to this Agreement.




                  [Remainder of Page Intentionally Left Blank]

          (l) ENTIRE AGREEMENT. This Agreement, the Note, and other Loan Documents contain the entire agreement between the Debtor and the Secured Party with respect to the subject matter of this Agreement, and supersede all prior communications relating thereto, including, without limitation, all oral statements or representations. No supplement to or modification of this Agreement shall be binding unless executed in writing by the Debtor and the Secured Party.

     IN WITNESS WHEREOF, the Debtor has caused this Agreement to be duly executed and delivered as of the date first above written.


                                        DEBTOR:

                                        ATLAS HOTELS, INC., a Delaware
                                        corporation


                                        By:______________________________
                                           Its:__________________________


                                        By:______________________________
                                           Its:__________________________



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